UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 24, 2016

Date of Report

(Date of earliest event reported)

TOFUTTI BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9009	13-3094658
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 Jackson Drive Cranford, New Jersey 07016

(Address of principal executive offices and zip code)

(908) 272-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

The Registrant’s common stock will commence trading on the OTCQB market, effective with the opening of the stock market on October 24, 2016.

ITEM 8.01   OTHER EVENTS.

On October 24, 2016, the Registrant issued a press release announcing that its common stock will commence trading on the OTCQB market, effective with the opening of the stock market on October 24, 2016, as described in Item 3.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

	Exhibit 99.1	Press Release dated October 24, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 24, 2016	TOFUTTI BRANDS INC.
(Registrant)

	By:	/s/ Steven Kass
Steven Kass
Chief Financial Officer